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                                    EXHIBIT 10.5











                                      FORM OF

                       INDEPENDENT DIRECTOR STOCK OPTION PLAN



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                       INLAND RETAIL REAL ESTATE TRUST, INC.

                       INDEPENDENT DIRECTOR STOCK OPTION PLAN


                                     ARTICLE I

                                      GENERAL

1.1  PURPOSE:

     Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Corporation"), hereby adopts this Independent Director Stock Option Plan (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Corporation by attracting and retaining outstanding non-employee directors by enabling them to participate in the Corporation's growth through the granting of Options (as defined in Article II) which entitle them to purchase shares of the Corporation's common stock, par value $0.01 per share ("Common Stock").

1.2  PARTICIPATION:

     Only directors of the Corporation who at the time an Option is granted are "Non-Employee Directors" as such term is defined in Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 or any similar rule which may subsequently be in effect (the "Independent Directors") shall receive an Option under the Plan.

1.3  SHARES SUBJECT TO THE PLAN:

     Shares of Common Stock to be issued upon exercise of Options granted under the Plan may be in whole or in part from authorized but unissued shares or treasury shares of the Corporation's Common Stock. A maximum of 75,000 shares of Common Stock (the "Plan Maximum") may be issued for all purposes under the Plan (subject to adjustment pursuant to Section 3.2), and the Corporation shall reserve 75,000 authorized but unissued shares of Common Stock as of the date this Plan is established for issuance upon exercise of Options granted under the Plan. Any shares of Common Stock reserved for issuance under Options which for any reason are canceled or terminated without having been exercised shall not be counted in determining whether the Plan Maximum has been reached. Options for fractional shares shall not be granted.

1.4  GENDER AND NUMBER:

     Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


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                                     ARTICLE II

                                STOCK OPTION AWARDS

2.1  AWARD OF STOCK OPTIONS:

     Effective on the later of (i) the date on which an Independent Director becomes a member of the Board of Directors of the Corporation or (ii) the date this Plan is adopted by the Corporation, each Independent Director who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (an "Initial Option") under the Plan to purchase 3,000 (subject to adjustment pursuant to Section 3.2) shares of Common Stock. Effective on the date of each Annual Meeting of Stockholders of the Corporation (an "Annual Meeting"), commencing with the Corporation's Annual Meeting in 1999, each Independent Director then in office who satisfies the conditions set forth in
Section 1.2 will automatically be awarded a stock option (a "Subsequent Option" or the "Subsequent Options", collectively with the "Initial Options" referred to herein as an "Option" or "Options") to purchase 500 (subject to adjustment pursuant to Section 3.2) shares of Common Stock. The Options are not intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

2.2  STOCK OPTION CERTIFICATES:

     The award of an Option shall be evidenced by a certificate executed by an officer of the Corporation.

2.3  OPTION PRICE:

     The purchase price of a share of Common Stock (the "Option Price") under each Initial Option granted shall be the Fair Market Value (as defined in Section 3.5) of a share of Common Stock on the date of the grant, which, for purposes of the Plan, until the earlier of (i) the termination of the Corporation's initial public offering (the "IPO") of shares of Common Stock which is anticipated to commence in 1998 or (ii) the same month and day as such commencement date of the IPO but in the year 2000 (the "Initial Offering Period"), shall be $9.05. The Option Price under each Subsequent Option granted on the date of any Annual Meeting shall be the Fair Market Value of a share of Common Stock on the last business day preceding the date of the Annual Meeting, provided, however, that during the Initial Offering Period the Option Price shall be $9.05 per share.

2.4  EXERCISE AND TERM OF OPTIONS:

     (a) Options may be exercised by the delivery of written notice of exercise and payment of the aggregate Option Price for the shares of Common Stock to be purchased to the Secretary of the Corporation. The Option Price may be paid in cash (including check, bank draft or money order) or, unless in the opinion of counsel to the Corporation doing so may result in a possible violation of law, by delivery of shares of Common Stock already owned by the Independent Director, valued at Fair Market Value on the date of the exercise. As soon as


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practicable after receipt of each notice and full payment, the Corporation shall deliver to the Independent Director a certificate or certificates representing the purchased shares of Common Stock. An Independent Director shall have none of the rights of a shareholder until a certificate or certificates for shares of Common Stock underlying the Option(s) exercised are issued and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

     (b) Each certificate for Shares issued upon exercise of an Option, unless at the time of exercise such shares of Common Stock are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

          NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions.

     Each certificate for Shares issued upon exercise of an Option shall also bear any legends required by the Corporation's Articles of Incorporation and the transferability of the certificate and the shares of Common Stock represented thereby shall be subject to the restrictions contained in the Corporation's Articles of Incorporation.

     (c)  An Independent Director's Initial Option shall (subject to
Section 3.1) become exercisable as follows: (i) 1,000 shares on the date of grant, (ii) an additional 1,000 shares on the first anniversary of the date of grant, and (iii) an additional 1,000 shares on the second anniversary of the date of grant and shall continue to be exercisable until the first to occur of
(i) the tenth anniversary of the date of grant, (ii) the removal for cause of the Independent Director as an Independent Director, or (iii) three months following the date the Independent Director ceases to be an Independent Director for any other reason except death or disability. Each of an Independent Director's Subsequent Options shall (subject to Section 3.1) become fully exercisable on the second anniversary of the date on which the Subsequent Option(s) was granted and shall continue to be exercisable until the first to occur of (i) the tenth anniversary of the date of grant, (ii) the removal for cause of the Independent Director as an Independent Director, or (iii) three months following the date the Independent Director ceases to be an Independent Director for any other reason except death or disability. Notwithstanding the foregoing, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death


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or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is otherwise exercisable on the date of the death or disabling event; PROVIDED, HOWEVER, if the Option is exercised within the first six months after it becomes exercisable, any shares of Common Stock issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the Option. An Independent Director is removed "for cause" for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

     (d) Notwithstanding any other terms or provisions herein to the contrary, no Option may be exercised if, in the opinion of the Corporation's counsel, such exercise would jeopardize the Corporation's status as a real estate investment trust under the Code.

                                    ARTICLE III

                             MISCELLANEOUS PROVISIONS

3.1  NONTRANSFERABILITY; BENEFICIARIES:

     No Option awarded under the Plan shall be transferable by the Independent Director otherwise than by will or, if the Independent Director dies intestate, by the laws of descent and distribution. All Options exercised during the Independent Director's lifetime shall be exercised only by the Independent Director or his legal representative. Any transfer contrary to this Section 3.1 will nullify the Option. Notwithstanding any other provisions of this Plan, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is exercisable on the date of the Independent Director's death or disabling event; PROVIDED, HOWEVER, if the Option is exercised within the first six months after it becomes exercisable, any shares of Common Stock issued on such exercise may not be sold until the six month anniversary of the date of the grant of the Option. Each Independent Director may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) who may exercise such Options. Each designation will revoke all prior designations by such Independent Director, must be in writing and will be effective only when filed with the Secretary of the Corporation during his lifetime.

3.2  ADJUSTMENT UPON CERTAIN CHANGES:

     (a) If the outstanding shares of Common Stock are (i) increased, decreased, or (ii) changed into, or exchanged for, a different number or kind of shares or securities of the Corporation, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to an Option. A corresponding adjustment to the


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consideration payable with respect to all Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the Option Price for each share of Common Stock.

     (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon sale of all or substantially all of the Corporation's property, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited. However, holders of Options may exercise any Options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Notwithstanding the foregoing, the Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Options.

3.3  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN:

     The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Corporation or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Corporation; provided, however, that no such amendment shall, without stockholder approval to the extent required by law, or any agreement or the rules of any stock exchange upon which the shares of Common Stock may be listed or of any national market system on which shares of Common Stock may be traded: (a) except as provided in
Section 3.2, materially increase the number of shares of Common Stock which may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall:
(x) impair the rights of Independent Directors under any outstanding Option without the consent of the Independent Directors affected thereby; or (y) make any change that would disqualify the Plan, or any other plan of the Corporation intended to be so qualified, from the exemption provided by Rule 16b-3.

3.4  TAX WITHHOLDING:

     (a) The Corporation shall have the power to withhold, or require an Independent Director to remit to the Corporation, an amount sufficient to satisfy any withholding or other


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tax due from the Corporation with respect to any amount payable and/or shares of
Common Stock issuable under the Plan, and the Corporation may defer such payment or issuance unless indemnified to its satisfaction.

     (b) Subject to the consent of the Board of Directors of the Corporation, due to the exercise of an Option, an Independent Director may make an irrevocable election (an "Election") to: (a) have shares of Common Stock otherwise issuable hereunder withheld; or (b) tender back to the Corporation shares of Common Stock received; or (c) deliver back to the Corporation previously acquired shares of Common Stock of the Corporation having a Fair Market Value sufficient to satisfy all or part of the Independent Director's estimated tax obligations associated with the transaction. Such Election must be made by an Independent Director prior to the date on which the relevant tax obligation arises. The Board of Directors of the Corporation may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option under this Plan that the right to make Elections shall not apply to such Option.

3.5  DEFINITION OF FAIR MARKET VALUE:

     "Fair Market Value" on any date shall mean the average of the Closing Price (as defined below) per Share for the five consecutive Trading Days (as defined below) ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. ("Nasdaq") or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Common Stock selected by the Board or, if there is no professional market maker making a market in the shares of Common Stock, the average of the last ten (10) sales pursuant to the IPO if the Offering has not concluded, or, if the IPO has concluded, the average of the last ten (10) purchases by the Corporation pursuant to its Share Repurchase Program (the "SRP"), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Corporation is then offering shares of Common Stock to the public if the Corporation is then engaged in a public offering of shares of Common Stock, or if the Corporation is not then offering shares of Common Stock to the public, the price per share at which a Stockholder may purchase shares of Common Stock pursuant to the Corporation's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of a share of Common Stock as determined by the Corporation, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the


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shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.


3.6  PLAN NOT EXCLUSIVE:

     The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for Independent Directors or other Directors of the Corporation.

3.7  LISTING, REGISTRATION AND LEGAL COMPLIANCE:

     Each Option shall be subject to the requirement that if at any time counsel to the Corporation shall determine that the listing, registration or qualification thereof or of any shares of Common Stock or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Option or the issue, delivery or purchase of shares of Common Stock or other property thereunder, no such Option may be exercised or paid in shares of Common Stock or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Corporation, and the holder of the award will supply the Corporation with such certificates, representations and information as the Corporation shall request and shall otherwise cooperate with the Corporation in effecting or obtaining such listing, registration, qualification, consent, approval or other action. The Corporation may at any time impose any limitations upon the exercise, delivery or payment of any Option which, in the opinion of the Board of Directors of the Corporation, are necessary or desirable in order to cause the Plan or any other plan of the Corporation to comply with Rule 16b-3. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Board of Directors of the Corporation may, without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.

3.8  RIGHTS OF INDEPENDENT DIRECTORS:

     Nothing in the Plan shall confer upon any Independent Director any right to serve as an Independent Director for any period of time or to continue serving at his present or any other rate of compensation.


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3.9  NO OBLIGATION TO EXERCISE OPTION:

     The granting of an Option shall impose no obligation upon the Independent Director to exercise such Option.

3.10 REQUIREMENTS OF LAW; GOVERNING LAW:

     The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois. The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3, unless a contrary interpretation of any such provision is otherwise required by applicable law.


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